SEVENTH AMENDMENT TO $200,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT


         SEVENTH AMENDMENT TO $200,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 27th day of April, 2001 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.


                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $200,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000, and by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of March 23, 2001 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $50,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000, by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of March 23, 2001, and as further amended, restated or otherwise modified from time to time, the "$50MM Credit Facility");

         WHEREAS, the Borrower has requested certain provisions of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1. Definitions, Generally. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         SECTION 2. Amendment to Section 7.06. Section 7.06 in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  7.06. Distributions and Restricted Payments. The Borrower shall not, and shall not permit the Parents or any Restricted Subsidiary to, make any Restricted Payments, other than any Restricted Payment in the form of a Distribution made by any Restricted Subsidiary to any other Restricted Subsidiary or to the Borrower, and other than

                  (a)      so long as

                           (i) there exists no Default or Event of Default both
                  before and after giving effect to any such Restricted Payment,

                           (ii) the Total Leverage Ratio is less than 5.00 to
                  1.00 both before and after giving effect to any such Restricted Payment and

                           (iii) the date of such Restricted Payment is after
                  September 30, 2000, Restricted Payments made (A) exclusively out of the Capital Stock of GCI and/or (B) exclusively out of Excess Cash Flow up to a maximum amount of the difference between $15,000,000 in the aggregate over the term of this Agreement, provided that, in the case of this subsection (B), such $15,000,000 shall be minus the sum of (I) the aggregate amount of Investments made in accordance with the terms of
                  Section 7.10(e) hereof over the term of this Agreement, and
                  (II) any specifically consented to or waived cash distributions made by the Borrower to be used for GCI's preferred stock or Senior Notes (or other cash payment which would otherwise be prohibited by this Section 7.06),

                  (b) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower may make Restricted Payments in the form of Distributions to GCII in an amount not in excess of cash income Taxes attributable to income from the Borrower and its Restricted Subsidiaries (and GCII may make Restricted Payments in such amounts in the form of Distributions to GCI), and scheduled cash interest payments required to be paid by GCII under the Senior Notes, and GCII may make Restricted Payments in the form of (and not in excess of) scheduled cash interest payments required to be paid by GCII under the Senior Notes, provided that, the Lenders agree that in no event shall the opening phrase of this subsection (b) prohibit the payment of any such Distribution by the Borrower or payment of interest by GCII on the Senior Notes for more than 180 consecutive days in any consecutive 360-day period, unless there exists an Event of Default under Section 8.01(a) hereof (whether by acceleration or otherwise),

                  (c) so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, payment of Management Fees and amounts due under the Transponder Purchase Agreement for Galaxy X referred to in Section 7.18 hereof,

                  (d) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any other GCI Entity (i) may make Restricted Payments on Funded Debt incurred in accordance with the terms of Sections 7.02(b)(but with respect to the Senior Notes, only payments of cash interest which accrues thereon), 7.02(d), 7.02(f)(i), and 7.02(g) hereof, and (ii) may make payments of income Taxes, and

                  (e) after the Kanas Closing, so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, GCI may make payments and distributions annually in an aggregate amount not to exceed $600,000 a year, to the holders of its Series C 6% Preferred Stock, provided that such payments and distributions permitted to be paid under this subsection (e) may only be made out of the aggregate cash proceeds actually received by GCI after January 1, 2000 from the exercise of stock options and stock warrants.

         SECTION 3. Conditions Precedent. This Seventh Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Seventh Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Seventh Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Seventh Amendment will not cause a Default or Event of Default, except those Defaults and Events of Default specifically waived hereby, (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Seventh Amendment and all Loan Papers and to execute and perform all transactions contemplated by this Seventh Amendment, and all other documents and instruments delivered or executed in connection with this Seventh Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Seventh Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower and the Lenders shall have entered into a seventh amendment to the $50MM Credit Facility on terms substantially identical to the terms of this Seventh Amendment;

                  (c) the Borrower shall have paid the Administrative Agent a five basis points amendment fee, such amendment fee to be allocated among the Lenders executing this Seventh Amendment prior to noon (Central Standard time), Friday, April 27, 2001, as evidenced by a facsimile receipt by counsel to the Administrative Agent of such Lender's signature to this Seventh Amendment prior to such time; and

                  (d) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Seventh Amendment and the transactions contemplated hereby.

         SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Seventh Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 5. Waiver. Borrower has requested the Administrative Agent and the Lenders to waive the restrictions on cash dividends in Section 7.06(a) of the Credit Agreement, with respect to two payments on GCI's $20,000,000 preferred stock issuance, one payment to be made in April of 2001 and the other payment to be made in October of 2001, each payment to be in an amount not to exceed $1,000,000 (the "Payment Requests"). Administrative Agent and each Lender hereby on a one-time, limited conditional basis waive the requirements of the Credit Agreement and Section 7.06 thereof to permit (i) a cash distribution to be made by the Borrower in April of 2001 in an amount not to exceed $1,000,000, and (ii) a cash distribution to be made by the Borrower in October of 2001 in an amount not to exceed $1,000,000, in each case only so long as each of the following conditions has been satisfied: 1) each such distribution shall be used by GCI to pay cash dividends on its $20,000,000 preferred stock issuance within one Business Day after the date of distribution by the Borrower, 2) there shall exist no Default or Event of Default both immediately before and after giving effect to each such distribution; 3) the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to any such Restricted Payment and 4) each such cash distribution shall be deducted from the $15,000,000 aggregate amount set forth in Section 7.06(a) hereof. Nothing in this Section shall affect the Borrower's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this Section), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Administrative Agent or the Lenders of any of their rights or remedies (except as specifically provided in this Section), now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

         SECTION 6. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 7. Counterparts. This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 8. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 9. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST

THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 10. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


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             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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                                       6

         IN WITNESS WHEREOF, this Seventh Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.


                              GCI HOLDINGS, INC.



                                  /s/
                              By: John M. Lowber

                              Its: Senior Vice President
                                   Chief Financial Officer

                              BANK OF AMERICA, N.A., Individually as a Lender and as Administrative Agent



                                  /s/
                              By: Derrick C. Bell

                              Its: Principal

                              CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and Individually as a Lender



                                  /s/
                              By: Jeremy Horn

                              Its:

                              TD SECURITIES (USA), INC., as Syndication Agent



                                  /s/
                              By: William J. Burke

                              Its: Vice Prsident

                              TORONTO DOMINION (TEXAS), INC., Individually as a Lender




                              By:

                              Its:

                              COBANK, ACB, Individually as a Lender



                                  /s/
                              By: Teresa L. Fountain

                              Its: Assistant Corporate Secretary

                              GENERAL ELECTRIC CAPITAL CORPORATION, Individually as a Lender



                                  /s/
                              By: Brian P. Ward

                              Its: Manager-Operations

                              UNION BANK OF CALIFORNIA, N.A., Individually as a Lender



                                  /s/
                              By: Matthew H. Fleming

                              Its: Assistant Vice President

                              BANK OF HAWAII, Individually as a Lender




                              By:

                              Its:

                              THE BANK OF NEW YORK, Individually as a Lender



                                  /s/
                              By: Gerry Granovsky

                              Its: Vice President

                              BNP PARIBAS, Individually as a Lender



                                  /s/
                              By: Gregg Bonardi

                              Its: Director, Media & Telecom Finance


                                  /s/
                              By: Ted Koerner

                              Its: Director, Media & Finance

                              CITY NATIONAL BANK, Individually as a Lender



                                  /s/
                              By: Patrick M. Drum

                              Its: Vice President

                              FLEET NATIONAL BANK, Individually as a Lender



                                  /s/
                              By: Denis D. Hamboyan

                              Its: Director

                              THE FUJI BANK, LIMITED, Individually as a Lender



                                  /s/
                              By: Shinzo Nishitate

                              Its: Senior Vice President

                              SUMITOMO MITSUI BANKING CORPORATION, Individually as a Lender




                              By:

                              Its:

                              NATIONAL BANK OF ALASKA, Individually as a Lender



                                  /s/
                              By: Brent Ulmer

                              Its: Vice President

                              ALLFIRST BANK, Individually as a Lender



                                  /s/
                              By: Michael G. Toomey

                              Its: Vice President